Supplement to the
Fidelity® Stock Selector All Cap Fund
Class A, Class T, Class C, Class I and Class Z
November 29, 2016
As Revised August 4, 2017
Summary Prospectus

Effective after close of business on March 24, 2017, Class T will be renamed Class M.

Effective October 1, 2017, the following replaces similar information found in the “Fund Summary” section under the “Fee Table” heading.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or certain other Fidelity® funds. More information about these and other discounts is available from your investment professional and in the Fund Distribution section beginning on page 30 of the prospectus. Different intermediaries may provide additional waivers or reductions of the sales charge. Please see “Sales Charge Waiver Policies Applied by Certain Intermediaries” in the “Appendix” section of the prospectus.

The following information replaces similar information found in the “Fund Summary” section under the heading “Principal Investment Strategies”.

  Allocating the fund’s assets among Fidelity® equity sector central funds(sector central funds) that provide exposure to different sectors of the U.S. stock market (at present, these sectors include consumer discretionary, consumer staples, energy, financials, healthcare, industrials, information technology, materials, real estate, telecom services, and utilities). Sector central funds are specialized investment vehicles designed to be used by Fidelity® funds.

Effective December 12, 2016, the following information replaces similar information found in the "Fund Summary" section under the heading "Purchase and Sale of Shares".

You may buy or sell Class A, Class T, Class C, Class I, and Class Z shares through a retirement account or through an investment professional. You may buy or sell shares in various ways:

Internet

institutional.fidelity.com

Phone

To reach a Fidelity representative 1-877-208-0098

Mail

Fidelity Investments P.O. Box 770002 Cincinnati, OH 45277-0081	Overnight Express: Fidelity Investments 100 Crosby Parkway Covington, KY 41015

Class Z shares are offered to (i) employee benefit plans investing through an intermediary, (ii) employee benefit plans not recordkept by Fidelity, and (iii) certain managed account programs. For this purpose, employee benefit plans generally include profit sharing, 401(k), and 403(b) plans, but do not include: IRAs; SIMPLE, SEP, or SARSEP plans; plans covering self-employed individuals and their employees (formerly Keogh/H.R. 10 plans); health savings accounts; or plans investing through the Fidelity Advisor 403(b) program. Plan participants may purchase Class Z shares of the fund only if Class Z shares are eligible for sale and available through their plan. You may buy or sell shares by contacting your employee benefit plan.

Class I and Class Z eligibility requirements are listed in the Additional Information about the Purchase and Sale of Shares section of the prospectus.

The price to buy one share of Class A or Class T is its offering price, if you pay a front-end sales charge, or its net asset value per share (NAV), if you qualify for a front-end sales charge waiver. The price to buy one share of Class C, Class I, or Class Z is its NAV. Shares will be bought at the offering price or NAV, as applicable, next calculated after an order is received in proper form.

The price to sell one share of Class A, Class T, or Class C is its NAV, minus any applicable contingent deferred sales charge (CDSC). The price to sell one share of Class I or Class Z is its NAV. Shares will be sold at the NAV next calculated after an order is received in proper form, minus any applicable CDSC.

The fund is open for business each day the New York Stock Exchange (NYSE) is open.

Initial Purchase Minimum - Class A, Class T, Class C, and Class I	$2,500
Fidelity Advisor® Traditional IRA, Roth IRA, Rollover IRA, and Simplified Employee Pension-IRA for which Fidelity Management Trust Company or an affiliate serves as custodian	$500
Through a regular investment plan established at the time the fund position is opened	$100

There is no purchase minimum for Class Z shares.

The fund may waive or lower purchase minimums in other circumstances.

AFSS-SUM-17-02 1.9880631.102	September 30, 2017